                              SERIES 1995-D SUPPLEMENT

                           dated as of September 21, 1995

                                         to

                              SPREAD ACCOUNT AGREEMENT

                            dated as of March 25, 1993,

                              as amended and restated

                              as of September 21, 1995

                                       among

                               OLYMPIC FINANCIAL LTD.

                         OLYMPIC RECEIVABLES FINANCE CORP.

                         FINANCIAL SECURITY ASSURANCE INC.

                                        and

                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                         as Trustee and as Collateral Agent

                                  TABLE OF CONTENTS

                                                                           Page
ARTICLE I DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     Section 1.1 Definitions . . . . . . . . . . . . . . . . . . . . . . . .2
     Section 1.2 Rules of Interpretation . . . . . . . . . . . . . . . . . .6

ARTICLE II CREDIT ENHANCENIENT FEE; SERIES SUPPLEMENTS;
     THE COLLATERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     Section 2.1 Series 1995-D Credit Enhancement Fee. . . . . . . . . . . .6
     Section 2.2 Series Supplements. . . . . . . . . . . . . . . . . . . . .7
     Section 2.3 Grant of Security Interest by OFL and the Seller. . . . . .7

ARTICLE III SPREAD ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . .8

     Section 3.1 Establishment of Series 1995-D Spread Account; Initial
                  Deposit into Series 1995-D Spread Account. . . . . . . . .8
     Section 3.2 Spread Account Additional Deposits. . . . . . . . . . . . .8

ARTICLE IV       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .8

     Section 4.1 Further Assurances. . . . . . . . . . . . . . . . . . . . .8
     Section 4.2 Governing Law . . . . . . . . . . . . . . . . . . . . . . .8
     Section 4.3 Counterparts. . . . . . . . . . . . . . . . . . . . . . . .8
     Section 4.4 Headings. . . . . . . . . . . . . . . . . . . . . . . . . .9

                              SERIES 1995-D SUPPLEMENT

     SERIES 1995-D SUPPLEMENT, dated as of September 21, 1995 (the "Series 1995-D Supplement"), by and among OLYMPIC FINANCIAL LTD., a Minnesota corporation ("OFL"), OLYMPIC RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacities as Trustee under each Pooling and Servicing Agreement and as Indenture Trustee under each Indenture referred to in the Spread Account Agreement (as defined below), in such capacity as agent for the Noteholders and Certificateholders with respect to the related Series (in each of such capacities, the "Trustee") and as Collateral Agent hereunder.

                                      RECITALS

     1. The parties hereto have previously entered into a Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of September 21, 1995 (the "Spread Account Agreement"), and, as contemplated by
Section 2.02 of the Spread Account Agreement, this Series 1995-D Supplement constitutes a Series Supplement to the Spread Account Agreement so that hereafter this Series 1995-D Supplement shall form a part of the Spread Account Agreement for all purposes thereof, and all references herein and hereafter to the Spread Account Agreement shall mean the Spread Account Agreement, as supplemented hereby.

     2. Olympic Automobile Receivables Trust, 1995-D (the "Series 1995-D Trust") is being formed contemporaneously herewith pursuant to the Series 1995-D Trust Agreement (as defined herein).

     3. Pursuant to the Series 1995-D Sale and Servicing Agreement, the Seller is selling to the Series 1995-D Trust all of its right, title and interest in and to the Initial Receivables (as defined in the Series 1995-D Sale and Servicing Agreement) and certain other Trust Property (as defined in the Series 1995-D Trust Agreement).

     4. Pursuant to the Series 1995-D Trust Agreement, the Series 1995-D Trust is issuing the Series 1995-D Certificates (as defined herein). Pursuant to the Series 1995-D Indenture, the Series 1995-D Trust is issuing the Series 1995-D Notes (as defined herein).

     5. The Seller has requested that Financial Security issue the Series 1995-D Note Policy to the Trustee to guarantee payment of the Scheduled Payments (as defined in such Policy) on each Payment Date in respect of the Series 1995-D Notes, and has requested that Financial Security issue the Series 1995-D Certificate Policy to Wilmington Trust Company, as Owner Trustee under the Series 1995-D Trust Agreement, to guarantee payment of the Guaranteed Distributions (as defined in such Policy) on each Distribution Date in respect of the Series 1995-D Certificates.

     6. In partial consideration of the issuance of the Series 1995-D Note Policy and the Series 1995-D Certificate Policy, the Seller has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth in the Spread Account Agreement and the Series 1995-D Indenture.

     7. The Seller is a wholly owned special purpose subsidiary of OFL. The Series 1995-D Trust has agreed to pay the Series 1995-D Credit Enhancement Fee to the Seller in consideration of the obligations of the Seller and OFL pursuant hereto and in consideration of the obligations of OFL pursuant to the Series 1995-D Insurance Agreement (such obligations forming part of the Series 1995-D Insurer Secured Obligations as referred to herein). The Series 1995-D Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Series 1995-D Policies.

     8. In order to secure the performance of the Series 1995-D Secured Obligations, to further effect and enforce the subordination provisions to which the Series 1995-D Credit Enhancement Fee is subject, and in consideration of the receipt of the Series 1995-D Credit Enhancement Fee, OFL and the Seller have agreed to pledge the Series 1995-D Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustee on behalf of the Trust, upon the terms and conditions set forth herein.

                                     AGREEMENTS

     In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

     Section 1.1 DEFINITIONS. All terms defined in Section 1. 1 of the Series 1995-D Sale and Servicing Agreement shall have the same meaning with respect to this Series 1995-D Supplement. The following terms shall have the following meanings:

     "COLLECTION ACCOUNT SHORTFALL" means, with respect to Series 1995-D and any Distribution Date, the Deficiency Claim Amount, as defined in the Series 1995-D Sale and Servicing Agreement, with respect to such Distribution Date.

     "INITIAL PRINCIPAL AMOUNT" means $525,000,000 with respect to Series
1995-D.

     "INITIAL SPREAD ACCOUNT DEPOSIT" means $0.00 for Series 1995-D.

     "INITIAL SPREAD ACCOUNT MAXIMUM AMOUNT " means, with respect to Series 1995-D and any Distribution Date, an amount equal to the greater of (i) 6% of the Series 1995-D Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date.

     "SERIES 1995-D BALANCE" means, with respect to Series 1995-D and any Distribution Date, the sum of the aggregate principal amount of the Series 1995-D Notes and the Class B Certificate Balance with respect to Series 1995-D Certificates as of such Distribution Date (after giving effect to the distributions in respect of principal on the Notes and on the Class B Certificates made on such Distribution Date).

     "SERIES 1995-D CERTIFICATE POLICY" means the financial guaranty insurance policy issued by Financial Security with respect to the Series 1995-D Certificates.

     "SERIES 1995-D CERTIFICATES" means the Certificates issued on the date hereof pursuant to the Series 1995-D Trust Agreement.

     "SERIES 1995-D COLLATERAL" has the meaning specified in Section 2.3(a) hereof.

     "SERIES 1995-D CREDIT ENHANCEMENT FEE" means the amount distributable on each Distribution Date pursuant to Section 4.6(viii) and (ix) of the Series 1995-D Sale and Servicing Agreement.

     "SERIES 1995-D INDENTURE" means the Indenture, dated as of September 1, 1995, among the Series 1995-D Trust, the Trustee and the Indenture Collateral Agent.

     "SERIES 1995-D NOTE POLICY" means the financial guaranty insurance policy issued by Financial Security with respect to the Series 1995-D Notes.

     "SERIES 1995-D NOTES" means the Class A-1, Class A-2, Class A-3, Class A-4, Class A5, and Class A-6 Notes issued pursuant to the Series 1995-D Indenture.

     "SERIES 1995-D OWNER TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, or its successor in interest, and any successor Owner Trustee appointed as provided in the Series 1995-D Trust Agreement.

     "SERIES 1995-D RECEIVABLE" means each Receivable referenced on the Schedule of Receivables attached to the Series 1995-D Sale and Servicing Agreement, as supplemented from time to time during the Funding Period by one or more Subsequent Transfer Agreements.

     "SERIES 1995-D RESERVE ACCOUNT" means the Reserve Account established pursuant to Section 4. 1 (d) of the Series 1995-D Sale and Servicing Agreement.

     "SERIES 1995-D SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of September 1, 1995, and attached hereto as Exhibit A, among the Series 1995-D Trust, OFL, in its individual capacity and as Servicer, the Seller and the Backup Servicer, as such agreement may be supplemented, amended or modified from time to time.

     "SERIES 1995-D SECURITIES" means the Series 1995-D Notes and the Series 1995-D Certificates, collectively.

     "SERIES 1995-D SPREAD ACCOUNT" means the Spread Account established pursuant to Section 3.1 (a) hereof.

     "SERIES 1995-D SUPPLEMENT" means this Series 1995-D Supplement which constitutes a Series Supplement to the Spread Account Agreement.

     "SERIES 1995-D TRUST AGREEMENT" means the Trust Agreement, dated as of September 1, 1995, among the Seller, Olympic First GP Inc., Olympic Second GP Inc., Financial Security and the Series 1995-D Owner Trustee.

     "SPREAD ACCOUNT ADDITIONAL DEPOSIT" means, with respect to Series 1995-D and any Subsequent Transfer Date, an amount equal to 0.00% of the aggregate Principal Balance (as of the related Subsequent Cutoff Date) of the Subsequent Receivables being transferred to the Series 1995-D Trust on such Subsequent Transfer Date or such greater amount as required by the Rating Agencies to confirm that the rating assigned to the Series 1995-D Notes and the Series 1995-D Certificates will be in the highest category by such Rating Agencies.

     "SPREAD ACCOUNT DEFAULT LEVEL" means, with respect to Series 1995-D and any Distribution Date, if an Insurance Agreement Event of Default with respect to Series 1995-D has occurred and is continuing or a Capture Event has occurred and is continuing, an amount equal to the greater of:

          (A) the amount of funds in the Series 1995-D Spread Account (after giving effect to distributions from the Series 1995-D Spread Account made on such Distribution Date pursuant to priority SECOND of Section 3.03(b) of the Spread Account Agreement), or

          (B)  the product of

               (1)  the greatest of

                    (a) two times the Delinquency Ratio as of the related Determination Date; or

                    (b) two times the Default Rate as of the related Determination Date;or

                    (c) two times the Average Default Rate as of the related Determination Date; or

                    (d) five times the Net Loss Rate as of the related Determination Date; or

                    (e) five times the Average Net Loss Rate as of the related Determination Date;

                    and

          (2)  the Series 1995-D Balance as of such Distribution Date.

     "SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1995-D and any Distribution Date:

               (i) if no Insurance Agreement Event of Default with respect to Series 1995-D has occurred and is continuing, no Capture Event has occurred and is continuing, no Trigger Event has occurred on the related Determination Date, and if any Trigger Event with respect to Series 1995-D has occurred as of a prior Determination Date, such Trigger Event is Deemed Cured as of the related Determination Date, the Initial Spread Account Maximum Amount with respect to Series 1995-D and such Distribution Date; or

               (ii) if (A) an Insurance Agreement Event of Default with respect to Series 1995-D has occurred and is continuing or (B) a Trigger Event with respect to Series 1995-D has occurred as of the related Determination Date, or (C) a Trigger Event with respect to Series 1995-D has occurred as of a prior Determination Date and is not Deemed Cured as of the related Determination Date, or (D) a Capture Event has occurred and is continuing as of the related Determination Date, the Spread Account Maximum Amount shall not be limited.

     "SPREAD ACCOUNT MINIMUM AMOUNT" means, with respect to Series 1995-D and any Distribution Date, an amount equal to the greater of:

          (i)  $100,000, and

          (ii) the lesser of:

               (A)  1 % of the Initial Principal Amount of Series 1995-D, and

               (B)  Series 1995-D Balance.

     "SPREAD ACCOUNT WITHDRAWAL FLOOR" means, with respect to Series 1995-D and any Determination Date, the Spread Account Minimum Amount as of such Determination Date.

     "TRIGGER EVENT" means, with respect to Series 1995-D and as of a Determination Date, the occurrence of any of the following events:

          (i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

          (ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

          (iii)     the Average Default Rate shall be equal to or greater than
                    (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

          (iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Closing Date, or (C) 2%, with respect to each Determination Date thereafter.

     Section 1.2 RULES OF INTERPRETATION. The terms "hereof," "herein," "hereto" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Series 1995-D Supplement. Unless otherwise indicated in context, the terms "Article," "Section" or "Exhibit" shall refer to an Article or Section of, or Exhibit to, this Series 1995-D Supplement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.

                                     ARTICLE II

             CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

     Section 2. 1 SERIES 1995-D CREDIT ENHANCEMENT FEE. The Series 1995-D Sale and Servicing Agreement provides for the payment to the Seller of the Series 1995-D Credit Enhancement Fee, to be paid to the Seller by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. The Seller and OFL hereby agree that payment of the Series 1995-D Credit Enhancement Fee in the manner and subject to the conditions set forth herein and in the Series 1995-D Sale and Servicing Agreement is adequate consideration and the exclusive consideration to be received by the Seller or OFL for the obligations of the Seller pursuant hereto and the obligations of OFL pursuant hereto (including, without limitation, the transfer by the Seller to the Collateral Agent of the Initial Spread Account Deposit with respect to Series 1995-D) and pursuant to the Series 1995-D Insurance Agreement. The Seller and OFL hereby agree with the Trustee and with Financial Security that payment of the Series 1995-D Credit Enhancement Fee to the Seller is expressly conditioned on subordination of the Series 1995-D Credit Enhancement Fee to payments on the Notes (if any) and Certificates of any Series, payments of amounts due to Financial Security and the other obligations of the Trusts, in each case to the extent provided in Section 4.6 of the Standard Terms and Conditions or
Section 4.6 of the related Sale and Servicing Agreement, as applicable, and
Section 3.03 of the Spread Account Agreement, and the Security Interest of the Secured Parties in the Series 1995-D Collateral is intended to effect and enforce such subordination and to provide security for the Series 1995-D Secured Obligations and subject to the terms hereof the Secured Obligations with respect to other Series.

     Section 2.2 SERIES SUPPLEMENTS. As provided in and subject to the conditions specified in Section 2.02 of the Spread Account Agreement, the parties hereto are entering into this Series 1995-D Supplement with respect to the Series 1995-D Securities.

     Section 2.3 GRANT OF SECURITY INTEREST BY OFL AND THE SELLER.

     (a) In order to secure the performance of the Secured Obligations with respect to each Series, the Seller (and OFL, to the extent it may have any rights therein) hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties to secure the Secured Obligations, a lien on and security interest in (which lien and security interest is intended to be prior to all other liens, security interests or other encumbrances), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1995-D Collateral"):

          (i) the Series 1995-D Credit Enhancement Fee and all rights and remedies that the Seller may have to enforce payment of the Series 1995-D Credit Enhancement Fee whether under the Series 1995-D Sale and Servicing Agreement or otherwise;

          (ii)  the Series 1995-D Spread Account established pursuant to Section
     3.1 of this Series 1995-D Supplement and Section 3.01 of the Spread Account Agreement, and each other account owned by the Seller and maintained by the Collateral Agent (including, without limitation, all monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

          (iii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and
     (ii) above, or made with amounts on deposit in the Series 1995-D Spread Account; and

          (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

     (b) In order to effectuate the provisions and purposes of this Series 1995-D Supplement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it has, prior to the execution of this Series 1995-D Supplement, executed and filed an appropriate Uniform Commercial Code financing statement in Minnesota sufficient to ensure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1995-D Collateral which can be perfected by the filing of a financing statement.

                                     ARTICLE III

                                   SPREAD ACCOUNT

     Section 3. 1 ESTABLISHMENT OF SERIES 1995-D SPREAD ACCOUNT; INITIAL DEPOSIT INTO SERIES 1995-D SPREAD ACCOUNT.

     (a) On or prior to the Closing Date relating to the Series 1995-D Certificates, the Collateral Agent shall establish with respect to Series 1995-D, at its office or at another depository institution or trust company, an Eligible Account, designated "Spread Account--Series 1995-D--Norwest Bank Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Series 1995-D Spread Account").

     (b) On the Closing Date relating to the Series 1995-D, the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to Series 1995-D received from the Seller into the Series 1995-D Spread Account.

     Section 3.2 SPREAD ACCOUNT ADDITIONAL DEPOSITS. On each Subsequent Transfer Date, the Series 1995-D Trust will, pursuant to Section 2.4 of the Series 1995-D Sale and Servicing Agreement, deliver on behalf of the Seller the Spread Account Additional Deposit for such Subsequent Transfer Date to the Collateral Agent. The Collateral Agent shall deposit each such Spread Account Additional Deposit received from the Series 1995-D Trust into the Series 1995-D Spread Account.

                                      ARTICLE IV

                                     MISCELLANEOUS

     Section 4.1 FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Series 1995-D Supplement or to confirm or perfect any transaction described or contemplated herein.

     Section 4.2 GOVERNING LAW. This Series 1995-D Supplement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

     Section 4.3 COUNTERPARTS. This Series 1995-D Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 4.4  HEADINGS.   The headings of sections and paragraphs and the
Table of Contents contained in this Series 1995-D Supplement are provided for convenience only. They form no part of this Series 1995-D Supplement and shall not affect its construction or interpretation.

     IN WITNESS WHEREOF, the parties hereto have executed this Series 1995-D Supplement as of the date set forth on the first page hereof.

                                   OLYMPIC FINANCIAL LTD.

                                   By /s/ John A. Witham
                                      -----------------------------------
                                      Name:  John A. Witham
                                      Title: Senior Vice President and
                                      Chief Financial officer

                                   OLYMPIC RECEIVABLES FINANCE CORP.

                                   By /s/ John A. Witham
                                      -----------------------------------
                                      Name:  John A. Witham
                                      Title: Senior Vice President and
                                      Chief Financial Officer

                                   FINANCIAL SECURITY ASSURANCE INC.

                                   By /s/ Thomas J. MCormick
                                      -----------------------------------
                                      Name: Thomas J. MCormick
                                      Title: Authorized Officer

                                   NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Trustee

                                   By /s/ William C. Schmoker
                                      -----------------------------------
                                      Name: William C. Schmoker
                                      Title: Corporate Trust Officer

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Collateral Agent

                                   By /s/ William C. Schmoker
                                      -----------------------------------
                                      Name:  William C. Schmoker
                                      Title: Corporate Trust Officer